SUPPLEMENT DATED MAY 1, 2011
TO PROSPECTUS DATED MAY 1, 2007

INHERITANCE BUILDER PLUS
Issued through
Separate Account VUL-A
By
Transamerica Life Insurance Company

The following information hereby supplements or amends, and to the extent inconsistent replaces, certain information contained in your prospectus:

INVESTMENT OPTIONS:

Effective March 22, 2011:

•
Transamerica Money Market VP was renamed Transamerica AEGON Money Market VP.  AEGON USA Investment Management LLC was approved by shareholders to replace Transamerica Investment Management, Inc. as sub-adviser.

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Federal Tax Considerations:

The following information is added at the end of the section entitled “Federal Tax Considerations”:

Please Note: In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), which modified the estate, gift and generation-skipping transfer taxes through 2009 and eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010.  Recent legislation has generally extended the EGGTRA provisions existing in 2009 and reunified the estate and gift transfer taxes for 2011 and 2012.  The uncertainty as to future estate, gift and generation-skipping transfer taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

For additional information, you may contact us at our administrative and service office at 1-800-525-6205, from 8:00 a.m. – 4:30 p.m., Central Time. TCI serves as the principal underwriter for the Policies.  More information about TCI is available at http://www.finra.org  or by calling 1-800-289-9999.  You also can obtain an investor brochure from the Financial Regulatory Authority ("FINRA") describing its Public Disclosure Program.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR MAY 1, 2007 PRODUCT PROSPECTUS